Exhibit 10.3





              Firm Transportation Service Agreement

                        Rate Schedule TF-1



                             between



                 Colorado Interstate Gas Company

                               and

                       Greeley Gas Company,
              a division of Atmos Energy Corporation






Dated: October 1, 1996, or the effective date authorized by the FERC for CIG s service changes filed in Docket No. RP96-190, whichever is later.





              Firm Transportation Service Agreement
                        Rate Schedule TF-1



     The Parties identified below, in consideration of their mutual promises, agree as follows:

1.   Transporter: Colorado Interstate Gas Company

2.   Shipper: Greeley Gas Company, a division of Atmos Energy
     Corporation

3.   Applicable Tariff: Transporter's FERC Gas Tariff, First
     Revised Volume No. 1, as the same may be amended or superseded from time to time ( the Tariff ).

4. Changes in Rates and Terms: Transporter shall have the right to propose to the FERC changes in its rates and terms of service, and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.

5. Transportation Service: Transportation Service at and between Primary Point(s) of Receipt and Primary Point(s) of Delivery shall be on a firm basis. Receipt and Delivery of quantities at Secondary Point(s) of Receipt and/or Secondary Point(s) of Delivery shall be in accordance with the Tariff.

6. Points of Receipt and Delivery: Shipper agrees to Tender gas for Transportation Service, and Transporter agrees to accept Receipt Quantities at the Primary Point(s) of Receipt identified in Exhibit A. Transporter agrees to provide Transportation Service and Deliver gas to Shipper (or for Shipper's account) at the Primary Point(s) of Delivery identified in Exhibit A.

7.   Rates and Surcharges: As set forth in Exhibit  B.

8.   Negotiated Rate Agreement: N/A

9.   Peak Month MDQ: 6,121 Dth per Day.

10. Term of Agreement: Beginning: October 1, 1996, or the effective date authorized by the FERC for Transporter s service changes filed in Docket No. RP96-190, whichever is later.

     Extending through: September 30, 2000

11.  Notices, Statements, and Bills:

     To Shipper:
     Invoices for Transportation:






     Greeley Gas Company, a division of Atmos Energy Corporation
     P.O. Box 650205                       2
     Dallas, Texas   75265-0205
     Attention: Gas Supply Department

     All Notices:
     Greeley Gas Company, a division of Atmos Energy Corporation
     P.O. Box 650205
     Dallas, Texas   75265-0205
     Attention: John Hack

     To Transporter:
     See Payments, Notices, Nominations, and Points of Contact sheets in the Tariff.

12. Supersedes and cancels prior Agreement: When this Agreement becomes effective, it shall supersede and cancel the following agreement between the Parties: In part, the Firm Transportation Service Agreement between Transporter and Shipper dated October 1, 1996, referred to as Transporter s Agreement No. 35024000. That portion of Agreement No. 35024000, not superseded and canceled by this Agreement, shall be superseded and canceled by Transporter s Agreement No. 33181000.

13.  Adjustment to Rate Schedule TF-1 and/or General Terms and
     Conditions: N/A.

14. Incorporation by Reference: This Agreement in all respects shall be subject to the provisions of Rate Schedule TF-1 and to the applicable provisions of the General Terms and Conditions of the Tariff as filed with, and made effective by, the FERC as same may change from time to time (and as they may be amended pursuant to Section 13 of the Agreement).

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Transporter:                      Shipper:

Colorado Interstate Gas Company   Greeley Gas Company, a
                                  Division of Atmos Energy
                                  Corporation

By   /s/ Thomas L. Price          By
        Thomas L. Price
        Vice President                   (Print or type name)





                          EXHIBIT  A


              Firm Transportation Service Agreement
                             between
                 Colorado Interstate Gas Company
                               and
                       Greeley Gas Company,
              a division of Atmos Energy Corporation

Dated: October 1, 1996, or the effective date authorized by the FERC for Transporter s service changes filed in Docket No. RP96-
190, whichever is later.


1.  Shipper's   Maximum  Delivery   Quantity   ( MDQ )   for  the
    following months shall be as follows:
    November   March (Peak Month MDQ)        6,121 Dth per Day
    April, May, September, October           4,285 Dth per Day
    June   August                            2,142 Dth per Day

               Primary Point(s) of Receipt Quantity
                      (Dth per Day) (Note 2)

   Primary Point(s) of     November  April,     June    Maximum
     Receipt (Note 1)      through    May,    through   Receipt
                            March     Sept,    August   Pressure
                                     October            p.s.i.g.
 Northern System

   Echo Springs Master          300      300      300        850
   Meter

   Lost Cabin                 1,200    1,200    1,200      1,100

   Uintah                       593      593      593        300

   Total Northern System      2,093    2,093    2,093

 Central System

   Lakin Master Meter         2,277    1,240       49        220

 Southern System

   Big Canyon                   491      267        0     955(4)

   Greenwood Master             800      435        0        220
   Meter

   Mocane                       460      250        0         65

   Total Southern System      1,751      952        0
                              -----    -----    -----
        TOTAL                 6,121    4,285    2,142





                        Primary Point(s) of Delivery Quantity
                                (Dth per Day) (Note 3)


              Primary Point(s) of     November  April,     June     Maximum
                   Delivery           through    May,    through    Delivery
                   (Note 1)            March     Sept,    August    Pressure
                                                October             p.s.i.g.

          Canon City Group (Note 5)

            Canon City                   4,231    2,962    1,481    (Note 6)

            Colorado State                 298      209      104      100
            Penintentiary

            Engineering Station              5        4        2      Line
            476+78                                                  Pressure

            Florence City Gate             989      692      346       60

            Fremont County                   9        6        3      Line
            Industrial Park                                         Pressure

            Penrose City Gate              135       95       47       60

            Penrose PBS-2                  129       90       45      Line
                                                                    Pressure

            Portland City Gate              35       25       12      100

            Pritchett City Gate             35       25       12      150

             Total Canon City Group      5,866    4,108    2,052

             Total Capacity Release      4,814    3,369    1,684

          Eads Group

            Brandon Station                 28       20       10      350

            Eads City Gate                 207      145       72       60

            Highline Taps:
             Neoplan (Bent County)           3        2        1      Line
                                                                    Pressure

             Penrose South (Fremont         11        8        4      Line
             County)                                                Pressure

             The Piggery (Fremont            3        2        1      Line
             County)                                                Pressure

             L.J. Stafford (Baca             5        4        2      Line
             County)                                                Pressure

             Total Eads Group              257      181       90
          McClave Delivery                 350      245      123      500
          Springfield                      700      490      245      Line
                                                                    Pressure
                                         -----   -----     -----
             TOTAL                       6,121    4,285    2,142

          Storage Injection              2,814    2,015    1,714      N/A


NOTES:
     (1) Information regarding Point(s) of Receipt and Point(s) of Delivery, including legal descriptions, measuring parties, and interconnecting parties, shall be posted on Transporter's electronic bulletin board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

     (2) Each Point of Receipt Quantity may be increased by an amount equal to Transporter's Fuel Reimbursement percentage. Shipper shall be responsible for providing such Fuel Reimbursement at each Point of Receipt on a pro rata basis based on the quantities received on any Day at a Point of Receipt divided by the total quantity Delivered at all Point(s) of Delivery under this Transportation Service Agreement.

     (3) The sum of the Delivery Quantities at Point(s) of Delivery shall be equal to or less than Shipper's MDQ.

     (4) Minimum pressure Shipper will deliver gas to Transporter is 350 p.s.i.g.

     (5) For Capacity Release purposes, the aggregate of the Canon City Group Point of Delivery Quantities is as designated (e.g., 4,814 Dth per Day for the Peak Month
         MDQ). To the extent that Shipper is not utilizing a portion of its remaining Point of Delivery Quantities at non-Canon City Group Points of Delivery, Shipper may nominate up to the Canon City Group total (e.g., 5,866 Dth per Day November through March), provided that total deliveries under this Agreement do not exceed the monthly MDQ (e.g., 6,121 Dth per Day November through March) unless an Authorized Overrun has been granted to Shipper by Transporter.

 (6)     Line pressure but not less than 100 p.s.i.g.







                           EXHIBIT  B

              Firm Transportation Service Agreement
                             between
                 Colorado Interstate Gas Company
                               and
                       Greeley Gas Company,
              a division of Atmos Energy Corporation

Dated: October 1, 1996, or the effective date authorized by the FERC for Transporter s service changes filed in Docket No. RP96-190, whichever is later.




  Primary   Primary     R1
 Point(s)  Point(s)   Reser-     Com-               Fuel      Sur-
    of        of      vation    modity  Term of  Reimburse-  charg
  Receipt  Delivery    Rate      Rate     Rate      ment       es

    As        As      (Notes    (Notes  Through   (Note 2)   (Note
  listed    listed      1       1 and   9/30/00                3)
    on        on      and 4)      5)
  Exhibit   Exhibit
     A         A



  Secon-     Secon-     R1     Com-    Term of    Fuel      Sur-
   dary       dary    Reser-  modity    Rate   Reimburse-  charg
 Point(s)   Point(s)  vation   Rate               ment       es
    of         of      Rate
  Receipt   Delivery

    All       All      (Note   (Note   Through  (Note 2)   (Note
                        1)      1)     9/30/00               3)

NOTES:
     (1) Unless otherwise agreed by the Parties in writing, the rates for service hereunder shall be Transporter's maximum rates for service under Rate
           Schedule TF-1 or other superseding Rate Schedules, as such rates may be changed from time to time.

     (2) Fuel Reimbursement shall be as stated on Transporter's Schedule of Surcharges and Fees in the Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.

     (3)   Surcharges, If Applicable:
           All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in The
           Tariff, as such surcharges may be changed from time to time.

     GQC: The Gas Quality Control Surcharge shall be assessed pursuant to Article 20 of the General Terms and Conditions as set forth in The Tariff.

     GRI:  The  GRI  Surcharge  shall  be  assessed  pursuant  to
           Article 18 of the General Terms and Conditions as set forth in The Tariff.

     HFS: The Hourly Flexibility Surcharge shall be assessed pursuant to Article 20 of the General Terms and Conditions as set forth in The Tariff.

     Order No. 636 Transition Cost Mechanism:
           Surcharge(s) shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in The Tariff.

     ACA:  The ACA Surcharge shall be assessed pursuant to
           Article 19 of the General Terms and Conditions as set forth in The Tariff.

     (4) If Shipper releases any of its capacity (i.e., becomes a Releasing Shipper under Transporter s Capacity Release Program) and the Replacement Shipper is paying more than the Releasing Shipper, Transporter shall be entitled to the difference, if any, between the reservation charge(s), including all applicable surcharges, being paid by the Replacement Shipper, and the reservation charges, including all applicable surcharges, being paid by the Releasing Shipper.

     (5) The Authorized Overrun Rate charged by Transporter shall be determined pursuant to the Stipulation and Agreement in Docket No. RP96-190, when applicable, while such Settlement is in effect.







                                  - B 2 -